Emclaire Financial Corp

# 2013 Annual Meeting of Shareholders

## Emclaire Financial Corp

***Parent company of: The Farmers National Bank of Emlenton***

**William C. Marsh**
Chairman, President and
Chief Executive Officer

Emlenton, Pennsylvania
April 24, 2013

## Agenda & Contents

# Legal

This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

***NOTE: This presentation will be available on-line at www.emclairefinancial.com.***

# INTRODUCTIONS

## From the Bank and Company:

- Board of Directors
- Executive Management
- Employees

## Guests:

- Crowe Horwath, LLP – Leah Blazek
- Boenning & Scattergood – Bob Wagner; Tom Dooley

# Corporate Overview



Company

Industry

Economy

# Overview – Company

- Two new branch offices
- Investment in commercial banking
- Investment in financial services
- Stable earnings
- Strong balance sheet growth
- Stable asset quality
- Capital growth
- Positioned for continued expansion
- Continue to look at acquisition and other growth opportunities that provide value
- Need for scale



# OVERVIEW – INDUSTRY

- − Industry consolidation
- − Continued dramatic increase in new regulations post financial crisis
- − Historically low interest rate environment
- − Nationally weak loan demand
- − Technology demands and risks
- − Competitive threat from credit unions and non-bank financial companies (Wal-Mart, Target, etc.)
- \+ Need for community banks to serve rural areas
- \+ Loyal customer base for community banks
- \+ Continued prospects for building value in community banking

# Overview – Industry

- Industry consolidation:



U.S. sees steady decline of commercial banks
Total - end of year
13000
12000
11000
10000
9000
8000
7000
6000
5000
> 12,000
< 7,000
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 to date
Source: Federal Deposit Insurance Corp.
REUTERS
Reuters graphics/Jasmin Melvin
08/28/09

*Deals announced 2013 – 34; transactions closed 2012 – 171*

Notes:

- Looking to be an acquirer
- Continued need for local community banks
- Our track record

# Overview – Economy

- Unemployment has stabilized and trending favorably – better in PA, western PA than nationally
- Real estate market continued modest improvement – no significant decline in our markets
- Stock market has rebounded strongly to pre-financial crisis levels

# FINANCIAL STATEMENT REVIEW



Consolidated Financial Highlights

Consolidated Balance Sheet

Earnings

Asset Quality

# CONSOLIDATED FINANCIAL HIGHLIGHTS

## (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

| | *As of the year ended December 31,* | | | | |
|---|---|---|---|---|---|
| **Balance Sheet**: | **2012** | **2011** | **2010** | **2009** | **2008** |
| Total assets | $ 509,014 | $ 491,882 | $ 481,885 | $ 467,526 | $ 375,664 |
| Loans receivable, net | 333,801 | 312,545 | 306,152 | 292,615 | 264,838 |
| Deposits | 432,459 | 416,468 | 409,658 | 385,325 | 286,647 |
| Borrowed funds | 20,000 | 20,000 | 30,000 | 40,000 | 48,188 |
| Stockholders' equity | 51,725 | 50,730 | 39,118 | 37,034 | 36,123 |
| Stockholders' equity per common share | $23.72 | $23.25 | $21.67 | $20.68 | $20.06 |
| Tangible stockholders' equity per common share | $20.93 | $20.26 | $17.77 | $16.32 | $19.06 |
| Market value per common share | $20.85 | $15.95 | $16.35 | $13.85 | $23.50 |
| Common shares outstanding | 1,759,408 | 1,751,908 | 1,457,404 | 1,431,404 | 1,431,404 |

- 35% asset growth
- 10% tangible book value growth
- Market value per common share returning to 2008 levels (surpassed in 1Q 2013)

# Consolidated Financial Highlights

## (Dollar amounts in thousands, except share data)

| | For the year ended December 31, | | | | |
|---|---|---|---|---|---|
| **Income Statement**: | **2012** | **2011** | **2010** | **2009** | **2008** |
| Net interest income | $ 15,786 | $ 15,407 | $ 14,783 | $ 12,752 | $ 10,925 |
| Noninterest income | 4,893 | 3,841 | 4,206 | 2,830 | 2,487 |
| Net income | 3,654 | 3,833 | 3,069 | 1,539 | 2,430 |
| Basic and diluted earnings per common share | $1.80 | $1.98 | $1.85 | $0.80 | $1.87 |
| Cash dividends per common share | $0.82 | $0.64 | $0.56 | $0.74 | $1.30 |
| **Key Ratios**: | | | | | |
| Return on average assets | 0.70% | 0.78% | 0.64% | 0.37% | 0.72% |
| Return on average equity | 7.05% | 8.44% | 7.85% | 4.23% | 9.37% |
| Return on average common equity | 7.56% | 8.98% | 8.48% | 5.33% | 9.38% |
| Net interest margin | 3.34% | 3.47% | 3.39% | 3.39% | 3.59% |
| Non-performing assets to total assets | 1.41% | 1.19% | 1.45% | 0.56% | 0.28% |
| Efficiency ratio | 67.41% | 69.70% | 71.07% | 76.73% | 77.68% |

- Continued growth in net interest income despite margin pressure
- Efficiency ratio improvement
- Special cash dividend of $0.10 per common share in 2012

# Consolidated Balance Sheets

| ($'s in thousands, except share data) | March 31, 2013 | December 31, 2012 | December 31, 2011 |
|---|---|---|---|
| **Assets:** | | | |
| • Cash | $ 23,446 | $ 20,424 | $ 28,193 |
| • Investments | 116,435 | 120,206 | 123,154 |
| • Loans Receivable, net | 339,192 | 333,801 | 312,545 |
| • Other (intangible assets of $4,827, $4,899 and $5,244) | 34,910 | 34,583 | 27,990 |
| **Total Assets** | **$ 513,983** | **$ 509,014** | **$ 491,882** |
| **Liabilities:** | | | |
| • Deposits | $ 437,238 | $ 432,459 | $ 416,468 |
| • Borrowed funds | 20,000 | 20,000 | 20,000 |
| • Other | 4,879 | 4,830 | 4,684 |
| Total Liabilities | 462,117 | 457,289 | 441,152 |
| **Stockholders' Equity** | **51,866** | **51,725** | **50,730** |
| **Total Liabilities and Equity** | **$ 513,983** | **$ 509,014** | **$ 491,882** |
| Tangible book value per common share *(3.8% increase from 2010)* | $ 21.02 | $20.93 | $20.26 |

# CONSOLIDATED BALANCE SHEETS

- December 31, 2012 versus December 31, 2011
  - Asset growth 3.5%
  - Loan growth 6.8%
  - Deposit growth 3.8%

- March 31, 2013 versus December 31, 2012 – modest quarterly growth

- Bank owned life insurance investment – third quarter 2013; new investment $4 million

- Continued opportunity to invest in loans without commensurate balance sheet growth

# EARNINGS – 2012 COMPARED TO 2011

| *(Dollar amounts in thousands, except share data)* | 2012 | 2011 | % Change |
|---|---|---|---|
| Net interest income | $ 15,786 | $ 15,407 | 2.5% |
| Provision for loan losses | 2,154 | 420 | NM |
| Noninterest income, excl. gains | 3,636 | 3,359 | 8.2% |
| Security gains, net | 1,257 | 482 | 160.7% |
| Noninterest expense | 13,937 | 14,045 | -0.1% |
| **Net income** | **$ 3,654** | **$ 3,833** | **-4.7%** |
| Preferred dividends (SBLF/TARP) | 493 | 517 | -4.6% |
| Net income to common shareholders | $ 3,161 | $ 3,316 | -4.7% |
| **Net income per common share** | **$1.80** | **$1.98** | **-9.1%** |

# EARNINGS – 2012 COMPARED TO 2011

↑ Net interest income increased $379,000, or 2.5%
- Loan portfolio growth
- Net interest margin management

↓ Provision for loan losses increased $1.7 million
- $1.2 million relates to one commercial relationship

↑ Security gains increased $775,000

↑ Noninterest income, excl. gains increased $277,000, or 8.2%
- Fees and service charges

↔ Preferred stock dividends declined modestly

↔ Disciplined management of operating costs

\+ **Continued core net income growth (Non-GAAP; unaudited)**
- 2012 – $3,849,000 (+1.6%)
- 2011 – $3,788,000

# Earnings Considerations

Headwinds:

- Interest rate environment / margin pressure
- Regulatory uncertainty
- Increased compliance activities and costs
- Healthcare costs
- Mild loan demand



Opportunities:

- Expanded sales staff – greater capacity
- Entrance into new markets
- Noninterest revenue growth
- Improved operating efficiencies
- SBLF capital
- Continued staff improvement/training



# EARNINGS – 1Q 2013 COMPARED TO 1Q 2012

| (Dollar amounts in thousands, except share data) | 2013 | 2012 | % Change |
|---|---|---|---|
| **Net interest income** | **$3,877** | **$3,912** | **-0.9%** |
| Provision for loan losses | 143 | 113 | 26.5% |
| Noninterest income, excl. gains | 846 | 795 | 6.4% |
| Security gains | 85 | 424 | -80.0% |
| Noninterest expense | 3,575 | 3,633 | -1.6% |
| **Net income** | **858** | **1,039** | **-17.4%** |
| Preferred dividends / discount accretion | 125 | 125 | 0.0% |
| Net income to common shareholders | $ 733 | $914 | -19.8% |
| **Net income per common share** | **$ 0.41** | **$0.52** | **-21.1%** |
| Return on average common equity | 8.33% | 8.93% | -60bps |

- 2012 security gains are from the sale of stock in a community bank following its merger with a regional competitor.

# Earnings – 1Q 2013 compared to 1Q 2012

↔ Net interest income essentially flat
  – Loan portfolio growth offset by lower yields

↔ Provision for loan losses increased $30,000
  – Function of loan growth

↓ Security gains decreased $339,000
  – Q1-2012 included gain from the sale of stock in competing bank

↑ Noninterest income, excl. gains increased $51,000, or 6.4%
  – Fees and service charges

↔ Preferred stock dividends unchanged

\+ **Continued core net income growth (Non-GAAP; unaudited)**
  – Q1-2013 – $812,000 (+3.3%)
  – Q1-2012 – $786,000

# ASSET QUALITY – OVERVIEW

| In $000's | As of: Dec. 31 2009 | Dec. 31 2010 | Dec. 31 2011 | March 31 2012 | June 30 2012 | Sept. 30 2012 | Dec. 31 2012 | March 31 2013 |
|---|---|---|---|---|---|---|---|---|
| **Total Delinquency (>30 days)** | **$7,702** | **$6,718** | **$4,068** | **$2,906** | **$3,925** | **$4,005** | **$7,789** | **$6,767** |
| **Nonperforming Assets:** | | | | | | | | |
| Loans 90 or more days past due | $59 | $41 | $66 | $210 | $23 | $0 | $21 | $65 |
| Nonaccrual loans | 2,359 | 6,570 | 5,499 | 4,384 | 3,881 | 7,353 | 6,967 | 6,763 |
| **Total Nonperforming Loans** | **$2,418** | **$6,611** | **$5,565** | **$4,594** | **$3,904** | **$7,353** | **$6,988** | **$6,828** |
| Repossessed Assets & OREO | 213 | 373 | 307 | 256 | 307 | 303 | 180 | 203 |
| **Total Nonperforming Assets** | **$2,631** | **$6,984** | **$5,872** | **$4,850** | **$4,211** | **$7,656** | **$7,168** | **$7,031** |
| Nonperforming Assets / Assets | 0.56% | 1.45% | 1.19% | 0.95% | 0.78% | 1.44% | 1.41% | 1.37% |
| **Allowance for Loan Losses:** | $3,202 | $4,132 | $3,536 | $3,642 | $3,715 | $5,023 | $5,350 | $5,488 |
| Allowance / Loans | 1.08% | 1.33% | 1.12% | 1.12% | 1.13% | 1.49% | 1.58% | 1.59% |
| Allowance / Nonperforming loans | 132.42% | 62.50% | 63.54% | 79.27% | 95.16% | 68.31% | 76.56% | 80.37% |
| **Charge-Offs (annualized where appropriate)** | | | | | | | | |
| Charge offs / Average Loans | 0.29% | 0.18% | 0.35% | 0.14% | 0.09% | 0.07% | 0.29% | 0.04% |

- **Single credit relationship accounts for a majority of the recent increase in nonperforming assets**
- **Two credit relationships account for $4.9 million or 70% of nonperforming assets**

# ASSET QUALITY – NONPERFORMING ASSET PEER REVIEW



Nonperforming Assets to Total Assets
Source: SNL
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
0.90%
0.98%
1.04%
1.74%
2.05%
1.82%
1.77%
1.86%
1.72%
1.66%
0.65%
0.35%
0.24%
0.56%
1.45%
1.19%
0.95%
0.78%
1.44%
1.41%
Without 1 credit
Peer Group
Emclaire Financial Corp.

Peer Group includes the following institutions: 1st Summit Bancorp of Johnstown, Inc.; Peoples Financial Services Corp.; Nextier, Inc., Allegheny Valley Bancorp, Inc., Farmers & Merchants Bank of Western PA, Clearfield Bank & Trust Co., Mars National Bank; and Mercer County State Bank. Average assets of peer group = $508 million.

# ASSET QUALITY – DELINQUENCY TRENDS



Delinquent Loans to Loans
Source: SNL
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
2.12%
2.52%
3.34%
4.20%
4.25%
3.98%
3.96%
3.67%
3.63%
3.54%
1.64%
1.00%
1.98%
2.59%
2.16%
2.41%
1.92%
2.12%
3.13%
3.10%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/2011
3/31/12
6/30/2012
9/30/2012
12/31/2012
National Group
Farmers National Bank

**National Group:** includes all U.S. Banks

# CREATING SHAREHOLDER VALUE



Stock Performance – Long Term

Stock Performance – Short Term

Dividend Review

# STOCK PERFORMANCE – LONG TERM



Emclaire Financial Corp. - Price Change (%)
EMCF (+71.43%)
KBW Bank (-34.43%)
S&P 500 (+35.24%)
Price Change (%)
150
100
50
0
-50
-100
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Blue shaded area = Emclaire Financial Corp | Red = KBW Bank Index (BKX) | Green = S&P 500 Index

- Outperformed S&P 500 and KBW Bank Index over last 12 years
- Total Return (March 2001 – March 2013) = 153.8%
  - Price Appreciation 71.4%
  - Dividend Yield 82.4%

100 shares purchased on March 31, 2001:

- Total cost = $1,400
- Value at 3/31/2013 = $2,400
- Dividends earned = $1,153

✓ **Total return = $2,153 (8.1% avg. annual return)**

Emclaire Financial Corp

# STOCK PERFORMANCE – SHORT TERM



Emclaire Financial Corp. - Price Change (%)
EMCF (+29.10%)
KBW Bank (+13.15%)
S&P 500 (+11.41%)
Price Change (%)
60
40
20
0
-20
May 2012
Jul 2012
Sep 2012
Nov 2012
Jan 2013
Mar 2013

Blue shaded area = Emclaire Financial Corp    Red = KBW Bank Index (BKX)    Green = S&P 500 Index

- Outperformed S&P 500 and KBW Bank Index over last 12 months
- Total Return (March 2012 – March 2013) = 33.6%
  - Price Appreciation 29.1%
  - Dividend Yield 4.5%

100 shares purchased on March 31, 2012:

- Total cost = $1,859
- Value at 3/31/13 = $2,400
- Dividends earned = $84

✓ **Total return = $625 (33.6%)**

Emclaire Financial Corp

# DIVIDEND REVIEW



$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.26%
5.05%
3.15%
4.04%
3.91%
5.14%
3.84%
$0.35
$1.19
$1.30
$0.74
$0.56
$0.64
$0.10
$0.72
$0.80
2007
2008
2009
2010
2011
2012
2013E
Special Dividends
Regular Dividends
Dividend Yield

- Dividend yield = dividends for the year / stock price at the beginning of the year
- 2013E dividends projected at $0.20 per quarter

Emclaire Financial Corp

# Growth



Growth

Franchise and Branch Expansion

Business Line Investment

# BALANCE SHEET GROWTH

**37% Asset Growth – 12/31/2008 to 03/31/2013**



$500
$450
$400
$350
$300
$250
(In Millions)
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
3/31/2013

| | 12/31/2008 | 12/31/2009 | 12/31/2010 | 12/31/2011 | 12/31/2012 | 3/31/2013 |
|---|---|---|---|---|---|---|
| **Total Assets** | $376 | $468 | $482 | $492 | $509 | $514 |
| **Deposits** | 287 | 385 | 410 | 416 | 432 | 437 |
| **Loans, net** | 265 | 293 | 306 | 313 | 334 | 339 |

Emclaire Financial Corp

# Components of Growth


12/31/2007 – 3/31/2013
Sources of Balance Sheet Growth
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
36.36%
18.54%
45.10%
50.27%
19.61%
30.12%
Loans
Deposits
Acquisitions
New Branches
Organic


GROWTH

# FRANCHISE



Erie, PA
NY
OH
PA
Pittsburgh, PA
Chautauqua
Warren
McKean
Crawford
Forest
Venango
Mercer
Cameron
Ashtabula
Trumbull
Lawrence
Clearfield
Armstrong
Indiana
Beaver
Cambria
Westmoreland
Washington
Somerset
Fayette
Bedford
Huntingdon

**Map Key:**

- Headquarters
- Current Branches
- Future Branches

**Future Full-Service Branch Banking Offices:**

- Cranberry Township, PA
- Saint Marys, PA
- Hermitage, PA
- Investment in growth

*Natural extension of existing branch network*

# CRANBERRY TOWNSHIP, PA

**Market Information**

- $785 million in deposits
- 23,000+ households
- $88,000 median income
- Top 10 fastest growing municipalities in U.S.
- Significant source of retail growth
- Proposed site: 34,000 vehicles pass per day




FARMERS NATIONAL BANK
LIGO ARCHITECTS AIA

❖ Requisite regulatory and municipal approvals received

❖ Target Opening: *Late 2013/Early 2014*

# SAINT MARYS, PA


ST. MARYS CITY HALL

**Market Information**

- $346 million in deposits
- Steady annual growth
- 3,400 households
- $49,000 median income
- Commercial and industrial activity is robust
- Proposed site: 1st floor of City Hall building

❖ Subject to finalization of lease with landlord and regulatory approval

❖ Target Opening: *Late 2013*

# HERMITAGE, PA



***Proposed Hermitage Banking Office***

*Mercer County*

*Route 18, Hermitage, PA*

*In planning phase*

*Target Open: 2015 / 2016*


Crawford
Mercer
Venango
Clarion
Jefferson
Elk
Clearfield
Butler

# LOOKING AHEAD



Investing in Business Lines

Investing in People and Systems

Market Assessment

Strategy Recap

# BUSINESS LINE INVESTMENT

## Expand Corporate Banking and Diversify Revenue

**Corporate Banking**

- Chief Lending Officer – Bob Vernick
- Senior Credit Officer – Mike Hemmerlin
- Higher level of separation of credit and lending functions to support growth
- Expanded commercial lending team from three to six

**Financial Services / Wealth Management**

- Senior Vice President & Division Manager – Jeff Tonini
- Expand financial services representatives; target three to five from one currently
- Looking to expand beyond just branch banking network
- Customer need in marketplace
- Low capital investment for revenue diversification; high return on equity business

# INVESTING IN PEOPLE & SYSTEMS

| | |
|---|---|
| Key Personnel | ▪ Vice President – Information Technology<br>▪ Vice President – Senior Credit Officer<br>▪ Training Coordinator |
| Key Systems & Processes | ▪ Business process manager<br>▪ On-line banking focus – targeting mobile banking<br>▪ System security and disaster recovery |
| Infrastructure | ▪ New branch banking offices<br>▪ Branding current offices and branch remodeling<br>▪ Server virtualization |
| Training | ▪ New Training Coordinator<br>▪ Focus on sales & service training<br>▪ Staying abreast from compliance perspective – new regulations |

# Market Assessment

| *Data adjusted for mergers and acquisitions as of 6/30/2012* | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | Headquarters | | | Deposit Market Share June 30, 2012 | | Deposit Market Share June 30, 2011 | | |
| Rank | Ticker | Company Name | City | State | Branches | Balance ($000) | % | Balance ($000) | % | Rank |
| 1 | PNC | PNC Financial Services Group | Pittsburgh | PA | 39 | $ 2,035,609 | 18.27% | $ 2,144,513 | 19.38% | 1 |
| 2 | FNB | F.N.B. Corp. | Hermitage | PA | 31 | 1,559,564 | 14.00% | 1,570,106 | 14.19% | 2 |
| 3 | NWBI | Northwest Bancorp, Inc. | Warren | PA | 36 | 1,273,931 | 11.43% | 1,261,917 | 11.41% | 3 |
| 4 | STBA | S&T Bancorp Inc. | Indiana | PA | 13 | 791,233 | 7.10% | 785,638 | 7.10% | 4 |
| 5 | CCNE | CNB Financial Corp. | Clearfield | PA | 17 | 744,441 | 6.68% | 635,551 | 5.74% | 7 |
| 6 | FCF | First Commonwealth Financial | Indiana | PA | 17 | 659,685 | 5.92% | 700,822 | 6.33% | 5 |
| 7 | RBS | Royal Bank of Scotland Group | Edinburgh | N/A | 20 | 656,895 | 5.90% | 639,380 | 5.78% | 6 |
| 8 | HBAN | Huntington Bancshares Inc. | Columbus | OH | 14 | 496,849 | 4.46% | 512,206 | 4.63% | 8 |
| **9** | **EMCF** | **Emclaire Financial Corp.** | **Emlenton** | **PA** | **13** | **463,454** | **4.16%** | **442,875** | **4.00%** | **9** |
| 10 | | Nextier Inc. | Butler | PA | 12 | 364,206 | 3.27% | 369,582 | 3.34% | 10 |
| 11 | MCSB | Mercer County State Bancorp Inc. | Sandy Lake | PA | 10 | 274,050 | 2.46% | 252,248 | 2.28% | 11 |
| 12 | | Fryburg Banking Co. | Fryburg | PA | 6 | 231,230 | 2.08% | 222,723 | 2.01% | 12 |
| 13 | CBTC | CBT Financial Corp | Clearfield | PA | 6 | 225,184 | 2.02% | 220,626 | 1.99% | 13 |
| 14 | MNBP | Mars National Bank | Mars | PA | 5 | 219,490 | 1.97% | 210,484 | 1.90% | 14 |
| 15 | | Greenville Savings Bank | Greenville | PA | 2 | 170,562 | 1.53% | 159,932 | 1.45% | 16 |
| 16 | | Marquette Savings Bank | Erie | PA | 5 | 169,333 | 1.52% | 166,463 | 1.50% | 15 |
| 17 | | Dollar Bank FSB | Pittsburgh | PA | 2 | 147,550 | 1.32% | 140,057 | 1.27% | 17 |
| 18 | FNFG | First Niagara Financial Group | Lockport | NY | 3 | 126,132 | 1.13% | 126,133 | 1.14% | 18 |
| 19 | WSBC | WesBanco, Inc. | Wheeling | WV | 2 | 115,324 | 1.03% | 106,537 | 0.98% | 19 |
| 20 | CCYY | Clarion County Community Bank | Clarion | PA | 3 | 109,290 | 0.98% | 107,890 | 0.96% | 20 |
| | | | All Others | | 18 | 308,961 | 2.77% | 287,918 | 2.60% | |
| | | | **TOTAL** | | **274** | **$ 11,142,973** | **100.00%** | **$ 11,063,601** | **100.00%** | |

**Note:** EMCF competes in eight counties in Pennsylvania, including: Butler, Clarion, Clearfield, Crawford, Elk, Jefferson, Mercer, and Venango.

**Source:** SNL Financial

# MARKET ASSESSMENT

| | | EMCF as of June 30, 2012 | | | | | Market Demographics | | |
|---|---|---|---|---|---|---|---|---|---|
| County | Total Deposits in Market ($000) | Deposits in Market ($000) | Market Share (%) | Rank | # of EMCF Branches | # Total Branches | 2012 Population (actual) | 2012 Median Household Income ($) | 2006 -2011 Median HHI CAGR (%) |
| Butler | $ 3,458,344 | $ 128,176 | 3.71% | 10 | 3 | 79 | 184,793 | $ 52,438 | 2.6% |
| Clarion | 800,048 | 98,011 | 12.25% | 6 | 3 | 22 | 39,914 | 38,077 | 2.0% |
| Clearfield | 1,321,369 | 23,647 | 1.79% | 7 | 1 | 34 | 81,750 | 36,774 | 2.3% |
| Crawford | 1,170,767 | 86,832 | 7.42% | 6 | 1 | 30 | 88,421 | 38,537 | 2.2% |
| Elk | 673,766 | 14,219 | 2.11% | 5 | 1 | 21 | 31,812 | 44,938 | 2.4% |
| Jefferson | 900,867 | 22,154 | 2.46% | 9 | 1 | 19 | 45,188 | 38,176 | 2.2% |
| Mercer | 2,094,887 | 13,659 | 0.65% | 8 | 1 | 48 | 116,509 | 41,289 | 2.3% |
| Venango | 722,925 | 76,756 | 10.62% | 5 | 2 | 21 | 54,739 | 37,634 | 2.5% |
| **TOTAL** | **$ 11,142,973** | **$ 463,454** | **4.16%** | **9** | **13** | **274** | **643,126** | | |
| Allegheny | 76,542,275 | | | | | | 1,220,733 | $ 46,738 | 2.9% |
| Armstrong | 1,113,579 | | | | | | 68,642 | 36,377 | 2.3% |
| Beaver | 2,180,639 | | | | | | 170,468 | 44,209 | 2.7% |
| Erie | 4,082,538 | | | | | | 280,872 | 43,175 | 2.6% |
| Indiana | 2,029,194 | | | | | | 89,057 | 36,339 | 2.3% |
| Lawrence | 1,544,324 | | | | | | 90,980 | 39,220 | 2.3% |
| McKean | 807,863 | | | | | | 43,230 | 38,541 | 2.5% |
| Warren | 802,072 | | | | | | 41,791 | 41,538 | 2.1% |
| Washington | 4,524,644 | | | | | | 208,854 | 46,925 | 2.8% |
| Westmoreland | 6,870,484 | | | | | | 364,549 | 44,848 | 2.6% |
| **TOTAL** | **$ 100,497,612** | | | | | | **2,579,176** | | |
| **GRAND TOTAL** | **$ 111,640,585** | | | | | | **3,222,302** | | |
| **Pennsylvania** | **$ 312,562,491** | | | | | **4,632** | **12,736,128** | **$ 45,060** | **2.7%** |
| ***United States*** | ***$ 8,888,538,007*** | | | | | ***96,842*** | **310,704,322** | **$ 49,690** | **2.5%** |

**Source:** SNL Financial

Emclaire Financial Corp

# Strategy Recap



- Continued focus on earnings
- Continued focus on balance sheet mix
- New branch offices
- Investment in business lines / revenue diversification (commercial banking/financial services)
- Capital management – SBLF repayment
- Asset quality
- Improvement in systems, personnel and technology

# Well Positioned

- ✓Capital
- ✓Franchise
- ✓Systems & Technology
- ✓People









# Open Discussion

Questions and Answers

